UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-9082

M FUND, INC.
(Exact name of registrant as specified in charter)

M Financial Plaza 1125 NW Couch Street, Suite 900 Portland, Oregon			97209
(Address of principal executive offices)			(Zip code)

JoNell Hermanson President M Fund, Inc. M Financial Plaza 1125 NW Couch Street, Suite 900 Portland, Oregon 97209
(Name and address of agent for service)

with a Copy to: Frederick R. Bellamy, Esquire Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, D.C. 20004-2404

Registrant’s telephone number, including area code:		(503) 232-6960

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2011

Item 1. Reports to Stockholders.

The annual report for the period January 1, 2011 through December 31, 2011 is filed herewith.

M FUND, INC.

M International Equity Fund

M Large Cap Growth Fund

M Capital Appreciation Fund

M Business Opportunity Value Fund

Annual Report
December 31, 2011

M Fund, Inc.

PRESIDENT'S LETTER

Dear Contract Owners:

We are pleased to share the financial condition of M Fund, Inc. (the "Company") as presented in the following Annual Report dated December 31, 2011. Total net assets under management ended 2011 at $532 million.

Sub-Advisers to the portfolios, under the direction of M Financial Investment Advisers, Inc., the investment adviser to the Company, have prepared the attached discussion of results for each portfolio of the Company for the year ended December 31, 2011.

Sub-Advisers to the portfolios of the Company are: Northern Cross, LLC for the M International Equity Fund, DSM Capital Partners LLC for the M Large Cap Growth Fund, Frontier Capital Management Company, LLC for the M Capital Appreciation Fund and Iridian Asset Management LLC for the M Business Opportunity Value Fund.

On behalf of the Company's Board of Directors, M Financial Investment Advisers, Inc. and the Company's participating insurance carriers, we thank you for your business and remain committed to providing opportunities that add value to our investors in the upcoming year.

Sincerely,

JONELL HERMANSON

President
M Fund, Inc.

M INTERNATIONAL EQUITY FUND

Performance

Since the time that Northern Cross began managing the M International Equity Fund (6/20/11), the Fund had a return of -17.20% versus -16.21% for its benchmark, the MSCI EAFE Index1.

Market Environment/Conditions

The lingering concerns of finding a resolution to the European debt crisis along with the uncertainty regarding the growth prospects from the US, China and other emerging economies caused unusually high volatility in the markets. The US is still recovering from the depths of the 2008-09 crisis, but is showing signs of improvement. The US economy has been surprisingly strong with unemployment trending down, although housing remains a concern.

Northern Cross still looks to China and other emerging markets as the main driver of growth in the world for the foreseeable future. The Chinese take the long term view of their country and are willing to invest in their future. Inflation is most likely higher than the official government statistics, but Northern Cross thinks that China can handle the inflationary pressures through increases in productivity driven by automation. China is starting to produce higher quality products that require more skilled labor to manufacture and is also slowly moving from an export economy to a domestic economy.

Northern Cross thinks the US will continue to grow and Europe will slow in the first half of 2012. The high sovereign debt levels, the immobility of labor across borders and the lack of cohesive leadership are likely to push Europe into mild recession. Northern Cross has reduced its exposure to European-centric companies.

Fund Review/Current Positioning

During the second half of 2011, international equities were hit hard by the global uncertainties and especially by concerns of excessive sovereign debt and a breakup of the Euro. The Fund had a negative return for the last six months of 2011 and slightly underperformed the MSCI EAFE Index. The Fund had positive attribution from both good stock selection and allocation, but the drag from the mostly unhedged currency exposures resulted in the underperformance against the index during the period.

The consumer staples sector was the largest positive contributor to performance with three tobacco companies—Japan Tobacco, Imperial Tobacco and British American Tobacco—and a spirits company, Diageo, leading the list of top contributors. The financials sector was the biggest drag on the Fund as Erste Bank, BNP Paribas and AXA detracted most from overall performance. The Fund is built on a stock-by-stock basis, but its holdings in the United Kingdom, Germany and Italy were the largest positive contributors and stocks domiciled in France, Austria and Switzerland were the largest negative contributors to the Fund.

Northern Cross's low turnover philosophy allows the firm to continue to hold world class companies within the Fund that the firm believes have above average growth potential over the next three to five years. Northern Cross has a watch list of approximately 325 companies that it constantly reviews and is finding opportunities to purchase some of these high quality, globally dominant companies at attractive valuations as the markets have discounted their stock prices.

The high level of volatility experienced by world markets over the past year serves to underscore the importance of Northern Cross's core investment philosophy of maintaining a long-term perspective and concentrating on high-quality companies. The firm's focus has remained on companies that it considers survivors: businesses with strong balance sheets and high market shares in concentrated industries.

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of Northern Cross, LLC exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. International and emerging markets investing is subject to certain risks such as currency fluctuation and social and political changes; such risks may result in greater share price volatility. Portfolio characteristics are as of 12/31/11. Please note that all indices are unmanaged and are not available for direct investment.

* This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

Northern Cross, LLC
Investment Sub-Adviser to the M International Equity Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M INTERNATIONAL EQUITY FUND AND MSCI EAFE INDEX

The M International Equity Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M International Equity Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M International Equity Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**  12/31/01 to 12/31/11

MORGAN STANLEY CAPITAL INTERNATIONAL—EUROPE, AUSTRALASIA, FAR EAST INDEX

1 MSCI EAFE Index: The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. This index often is used as a benchmark for international equity portfolios and includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing.

M LARGE CAP GROWTH FUND

Performance

For the twelve months ended December 31, 2011, the M Large Cap Growth Fund had a return of -0.80% versus 2.64% for its benchmark, the Russell 1000 Growth Index1.

Market Environment/Conditions

In the first quarter of 2011, world news was dominated by the events in North Africa as well as the earthquake and tsunami in Japan. In both situations, investors were challenged to understand the implications for their portfolios. Both events had the potential to slow world economic growth. The first from the immediate rise in oil prices; the second from the shock to Japan's GDP and the domino effect of a parts shortage for Original Equipment Manufacturers around the world using Japanese-made components.

At the time, DSM expected the same trends to remain in place as those that were in place before the twin events, albeit perhaps at a slightly lower rate of growth. DSM noted that Western companies were largely productive and cash-rich, while emerging economies appeared to be transitioning to self-sustained secular growth from a sole reliance on exporting goods to the developed world—a transition DSM felt would add stability and duration to world economic growth.

As the year unfolded, markets continued to face substantial and ongoing macro issues. Sovereign debt problems in Europe, contentious debate around increasing the "debt ceiling" in the United States, and the possibility of rising inflation weighed down P/Es. These issues, combined with higher oil prices, weak housing prices, Middle East unrest, the Japanese nuclear situation, Western world budget austerity and monetary tightening served to reinforce DSM's view that the world would make slow progress to "muddle through." Accordingly, DSM remained cautiously optimistic that the direction of the market would be gradually upward.

In the second half of 2011, Europe's financial problems worsened. Starting with Ireland, Portugal and Greece, concerns over sovereign debt soon spread to Italy, Spain and France. Europe's sovereign debt issue became a credit quality issue for European banks, putting their capital adequacy ratios at risk.

In the United States there were combined concerns about real estate values, employment and economic growth as the world awaited the outcome of the Super Committee budgetary talks. In China, despite concerns of a real estate bubble, commercial loan losses and inflation, the Chinese economy seemed able to continue its considerable growth, albeit at a slower rate than in the recent past. These issues, and others, created much uncertainty for investors around the world. Nevertheless, DSM believed that economic growth in the US next year of 2% to 3%, combined with continued growth in the emerging markets, even though offset by a recession in Europe, would be sufficient to enable the world economy to continue its slow growth.

Within this context of a challenging economic environment, earnings results were quite solid throughout the corporate world. Slow global growth and economic uncertainty caused companies to keep costs under control, such that any revenue growth was incrementally very profitable. Emerging market growth was a growth driver for many companies and, while uncertainty in the Western world may have delayed capital investment decisions, capital expenditures in the emerging markets remained strong, albeit a bit slower than prior levels. Simply put, corporate balance sheets, profit margins and cash flows ended the year in fine shape, and the S&P 500 reached a record level of earnings.

Fund Review/Current Positioning

Since the first quarter, DSM was approximately in line with the markets' performance, even in light of some very violent ups and downs. The magnitude of DSM's underperformance in 2011 was well below that of the very volatile periods of late 2008 and 2009. The improved relative performance over these last several quarters has been due to a conscious decision to structure the Fund with additional emerging markets exposure, incremental dividend yield, and a little less cyclicality. To this end, DSM added Nike, Philip Morris International, Starbucks and Yum!Brands to the Fund.

As noted, virtually all of the Fund's underperformance occurred in the first quarter of 2011. At that time, the tsunami in Japan adversely affected a number of our technology holdings due to fears of a "supply chain disruption." Most of these positions remained in the Fund, as DSM believed the supply chain disruptions will be temporary and not detrimental to the investment thesis of the holdings.

In 2011 investors focused on decreasing risk during the spring and summer. Defensive and yield-oriented names outperformed during the year, especially in the consumer staples and consumer discretionary sectors. DSM has maintained its investment focus on industrial, energy service and technology positions, which it believes are significantly undervalued, although several of these holdings, including NetApp, Juniper Networks and Rovi, detracted from the Fund's performance. The primary contributors to the Fund's 2011 performance included Intuitive Surgical, Apple, Visa and Shire PLC.

At this time, emerging markets account for approximately 23% of weighted revenues and approximately 22% of the Fund is comprised of positions that yield over 2% per annum. The Fund continues to be focused on unique global businesses, preferably with significant emerging markets revenue exposure. The stock selections are made with a modest global economic growth outlook in-mind. DSM believes that the valuation of the Fund, at approximately 15x calendar 2012 earnings continues to be very attractive in the current economic environment and relative to the market. DSM continues to project a high-teens earnings growth rate through 2015. Additionally, the Fund continues to be characterized by very strong balance sheets and significant free cash flow. The majority of the Fund is invested in the technology, health care, consumer, and business services sectors with smaller weightings in the industrial, energy services and financial sectors.

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of DSM Capital Partners LLC exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of 12/31/11. Please note that all indices are unmanaged and are not available for direct investment.

* This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

DSM Capital Partners LLC
Investment Sub-Adviser to the M Large Cap Growth Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M LARGE CAP GROWTH FUND AND THE RUSSELL 1000 GROWTH INDEX.

The M Large Cap Growth Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Large Cap Growth Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Large Cap Growth Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**  12/31/01 to 12/31/11

RUSSELL 1000 GROWTH INDEX

1 The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

M CAPITAL APPRECIATION FUND

Performance

For the twelve months ended December 31, 2011, the M Capital Appreciation Fund had a return of -7.22% versus -2.51% for its benchmark, the Russell 2500 Index1.

The majority of the Fund's underperformance for the year was attributed to negative stock selection in the technology, consumer discretionary and utilities sectors. Within technology, the largest individual detractor was Motricity (MOTR), a provider of wireless data services to the telecommunications industry. Motricity faced a significant reduction in earnings projections as its key growth opportunity in Asia and India collapsed under the weight of sudden and unprecedented competitive pressure from some very large competitors. The stock has been eliminated from the Fund. Rovi Corp. (ROVI) also hurt results meaningfully following lower-than-expected initial guidance for 2012 revenues and earnings. In contrast to Motricity, however, we added aggressively to our position following the announcement as the disappointment came largely from non-core businesses that are likely to be sold or will cease to be meaningful contributors. Rovi's core operations of generating high margin, recurring revenues from licensing its patent portfolio continue to grow in the low-to-mid double digits and the stock is now selling at less than 10x our forward estimates.

On the positive side, the Fund benefitted from positive stock selection and contribution from the producer durables, financial services and health care sectors. The two largest positive contributors for the year were Cabot Oil & Gas (COG) and Dollar Tree (DLTR). Cabot traded higher during the year as investors continued to recognize the underlying value of their land ownership rights in some of the most promising areas for natural gas and oil development domestically. Cabot has generated better-than-expected production in the Marcellus shale and offers promising value in the emerging Eagle Ford shale as well. Dollar Tree continued to benefit from what we believe to be a secular shift among consumers toward greater frugality. In addition to registering impressive year-on-year same-store sales, Dollar Tree continues to execute on its long-term strategy of unit deployment and margin expansion.

Market Environment/Conditions

A strong fourth quarter for stocks capped an extraordinarily volatile and macro driven year for the stock market. Wild market swings reflected the widespread lack of conviction in the outlook, with sentiment bouncing between optimism and pessimism in response to subtle shifts in economic data or policy announcements. Uncertainty and the fear of contagion caused investors to pile into government bonds, driving yields down to historic lows while equities performed poorly over the year as a whole. Following an exceptionally weak third quarter, the Russell 2500 gained 14.5% during the last three months resulting in a loss of 2.5% for all of 2011.

2011 came to a close with extreme volatility with little attention being paid to long-term fundamentals. There were three reasons the current environment made it particularly challenging for the Fund. First, stocks rose or declined sharply based more on macroeconomic announcements such as those coming out of Europe than on the merits of the individual company. For example, recent correlations (the number of stocks moving in the same direction) were at their highest level since 1985. In a research-oriented firm such as Frontier, the reliance is on the marketplace to distinguish and reward stocks based on their fundamentals. The high correlation rate is evidence that this did not happen during the second half of 2011.

Second, the market has become increasingly myopic with most investors not willing to look past any near term disappointment regardless of the longer-term opportunity. Unlike Frontier, many participants in today's market are traders rather than true investors. As evidence of this, consider the change in the average holding period during the last several decades. In 1960 the average holding period for a stock was eight years. This has steadily declined each decade with the average holding period hitting just 8.4 months in 2007—the most recent period for which data is available.

Third, valuations have not offered the same support we have seen historically, thus adding to the difficulties of the current environment. When stocks disappoint, valuations drop to levels that, based on any reasonable analysis, do not seem justified. For example it is hard to rationalize a highly-profitable company with well above market growth and a largely recurring revenue stream trading at ten times the current year's earnings estimate. Stocks with these characteristics often will trade at a high teens to twenty times p/e multiple. Yet this is the case today.

Fund Review/Current Positioning

As we enter 2012, the underlying imbalances that have been weighing on economic and market trends are still in place and as a result, growth is likely to remain subdued. However, current valuations in equities seem to be discounting this sluggish growth outlook. Simply put, a lot of bad news is now priced into equities. If the economy continues to gradually improve as we expect then stocks should do relatively well this year in what will once again be a very volatile year. The Fund is positioned for continued sluggish economic growth and remains overweight in technology, materials & processing, producer durables and energy compared to the benchmark. The consumer discretionary and financial services sectors remain substantial underweight positions compared to the benchmark. In general, Frontier believes consumers remain over-levered and nervous about risks to their discretionary income such as continued high unemployment, increased energy and food costs. In contrast, corporate balance sheets are relatively flush with cash after several years of reduced capital expenditures. With the backdrop of an aging technology base and low, but steady underlying economic growth we believe corporations are well positioned to increase their spending in coming years.

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of Frontier Capital Management Co., L.L.C. exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of 12/31/11. Please note that all indices are unmanaged and are not available for direct investment.

* This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

Frontier Capital Management Co., L.L.C.
Investment Sub-Adviser to the M Capital Appreciation Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M CAPITAL APPRECIATION FUND AND RUSSELL 2500 STOCK INDEX

The M Capital Appreciation Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Capital Appreciation Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Capital Appreciation Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**  12/31/01 to 12/31/11

RUSSELL 2500 INDEX

1 The Russell 2500 Index is comprised of the 2,500 smallest capitalization securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The index is reconstituted annually in June, based upon the May 31 market capitalization rankings. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

M BUSINESS OPPORTUNITY VALUE FUND

Performance

For the twelve months ended December 31, 2011, the M Business Opportunity Value Fund had a return of -4.11% versus 0.39% for its benchmark, the Russell 1000® Value Index1.

Market Environment/Conditions

Despite a year of tumultuous volatility, which led to significant declines in most global stock indices, the most referenced US index, the S&P 500, closed unchanged in price in 2011. The vast challenges that confronted global economic policy makers in 2011 are likely to remain at the forefront during the current year.

In the U.S. the continuing deleveraging of the consumer remains an inhibiting influence on economic growth whilst political gridlock appears likely leading up to the election. While Iridian expects growth to remain positive, it is also likely to remain tepid. Job creation may improve only marginally, and consumer incomes also may grow modestly.

The challenges to global growth emanating out of the European Union, the world's largest economic zone remain quite severe. Many countries face severe recession, yet fiscal resources have been largely exhausted. Monetary responses to the economic challenges are restrained by the "straight jacket" of the Euro currency regime and European Central Bank's ("ECB") constitutional disavowal of "quantitative easing". The combination of (1) the improbable success of "austerity" as a policy route for fiscal adjustment; (2) the ensuing desire of member nations to retain sovereignty over economic affairs; and (3) the cultural and political impediments to true economic reform, make it hard to conceive that 2012 will not witness a substantial alteration to the Euro currency regime. Nevertheless, European policymakers appear adept at delaying the "inevitable". The recent adoption of the Long Term Refinancing Operation by the ECB, illustrates the ability of policy makers to address urgent symptoms, rather than the underlying disease. Ultimately, however, Iridian believes, the inability of a significant sovereign or major financial institution, to access the public debt markets will force the ECB to choose between becoming the "lender of last resort" or witnessing the dissolution of the Euro in its current configuration.

Emerging economies face a deceleration of growth as efforts to combat commodity driven inflation appear to have met with some success. Iridian believes that China will successfully engineer a "soft" economic landing, and sustain satisfactory growth rates in its neighboring Asian trading partners. Indeed, the growth of "Chindia", even if somewhat moderated from recent years, should also support economies of the industrial commodity export nations and global growth generally.

The Middle East continues to present a number of troubling geopolitical issues: political instability in Iraq, Saudi Arabia and Pakistan, the apparent disintegration of the Assad regime in Syria, a volatile and uncertain transition to "democracy" in Egypt and increased defiance by Iran as it pursues its nuclear aspirations.

Concerns about the potential for significant market dislocations have been broadly transparent to financial intermediaries and markets. With so many imponderable and countervailing influences at play, it is hard to assess what has been discounted until an "event" occurs. Until then, 2012 appears to be a period of restrained global economic growth, which importantly, should sustain the profit profile of many U.S. corporations.

The year to come will inevitably yield surprises, which makes forecasting a dangerous endeavor, particularly during periods of investment performance so greatly dominated by macro-economic concerns and events.

Fund Review/Current Positioning

The Fund had difficulty keeping pace with its benchmark for most of the period with performance lagging in seven out of the twelve calendar months. The Fund's relative underperformance was attributed mainly to the: (1) zero exposure to Utilities, the benchmark's third best performing sector, as this group returned 13.3% over the period; (2) weaker stock performance (-5.2% vs. 4.2%) in Energy; (3) average over-weighted exposure (9.7% vs. 6.0%) and weaker stock performance (-8.2% vs. -3.7%) in Technology, the third worst performing sector; (4) average over-weighted position (13.1% vs. 9.3%) and weaker stock performance (-3.9% vs. -1.0%) in Producer Durables, the fourth worst performing sector; and (5) weaker stock performance (1.2% vs. 5.4%) in Consumer Discretionary, the fourth best performing sector. On the positive side, however, relative performance was helped by the Fund's average under-weighted exposure (23.8% vs. 26.8%) and stronger stock performance (-13.1% vs. -16.3%) in Financial Services, as well as the stronger stock performance (8.8% vs. -7.2%) in Materials & Processing , the worst and second worst performing sectors in the benchmark for the period.

On an absolute basis, Financial Services and Producer Durables sectors detracted the most from the Fund's performance for the year. Although aided by its average under-weighted exposure and stronger stock performance in Financial Services, the Fund's performance was most negatively impacted on an absolute basis as the sector detracted 3.1% driven by the weak stock performance of Bank of America, Morgan Stanley, J.P. Morgan Chase, Goldman Sachs, Bank of New York Mellon, and CIT Group, which lost 58.3%, 44.2%, 19.9%, 39.0%, 31.0%, and 27.7%, respectively. Producer Durables stocks detracted 1.3% led by the weak stock performance of Ingersoll-Rand as this stock declined 33.8%. Other weak performers included General Motors (Consumer Discretionary), and Devon Energy and Schlumberger (both Energy), which lost 46.4%, 20.4% and 18.1%, respectively. On the positive side, the top five performing stocks contributed 3.6% to the Fund for the period led by the strong stock performance of MasterCard (Financial Services), IBM (Technology), McDonald's (Consumer Discretionary), Shire (Health Care), and Chevron (Energy), which gained 72.1%, 27.6%, 34.8%, 43.9%, and 20.3%, respectively.

Heading into the New Year, the Fund was over-weighted relative to the benchmark in the following sectors: Materials & Processing (10.6% vs. 3.0%); Producer Durables (13.1% vs. 9.3%); Technology (9.7% vs. 6.0%); Health Care (14.9% vs. 12.7%); and Consumer Discretionary (11.0% vs. 9.3%). The Fund had a more modest over-weighting in Energy (13.0% vs. 12.6%). Conversely, the Fund had significant under-weightings in the Utilities (0.0% vs. 12.2%), Consumer Staples (2.7% vs. 8.1%), and Financial Services (23.8% vs. 26.8%) sectors.

As always, however, the Fund's sector allocations are a by-product of Iridian's bottom-up, fundamental stock selection process. It is the firm's intention to maintain its adherence to this investment philosophy, as this has proven to be a successful strategy over long-term investment horizons.

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of Iridian Asset Management LLC exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of 12/31/11. Please note that all indices are unmanaged and are not available for direct investment.

* This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

Iridian Asset Management LLC
Investment Sub-Adviser to M Business Opportunity Value Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M BUSINESS OPPORTUNITY VALUE FUND AND THE RUSSELL 1000 VALUE INDEX.

The M Business Opportunity Value Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Business Opportunity Value Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Business Opportunity Value Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

*  Inception date is February 1, 2002

**  02/01/02 to 12/31/11

RUSSELL 1000 VALUE INDEX

1 The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Index is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

M International Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2011

Shares		Value (Note 1)
	FOREIGN COMMON STOCKS—96.9%
	Austria—0.7%
88,700	Erste Group Bank AG	$1,559,558
	Belgium—2.2%
83,600	Anheuser-Busch InBev NV	5,118,370
	Brazil—6.4%
272,100	Banco Bradesco SA	4,485,766
59,100	Fibria Celulose SA, SP ADR†	459,207
190,700	Itau Unibanco Holding SA, ADR (Preference)†	3,539,392
336,700	Petroleo Brasileiro SA	3,879,203
76,300	Suzano Papel e Celulose SA	275,707
114,000	Vale SA	2,311,475
		14,950,750
	China—2.7%
773,000	China Life Insurance Co., Ltd.	1,912,943
321,200	China Pacific Insurance Group Co., Ltd.	916,048
2,780,000	PetroChina Co., Ltd.	3,468,467
		6,297,458
	Denmark—3.3%
55	AP Moller—Maersk A/S	363,136
63,792	Novo Nordisk A/S	7,330,754
		7,693,890
	France—12.3%
34,500	Accor SA	874,502
235,700	AXA SA	3,064,276
54,400	Cie de St-Gobain	2,088,630
68,800	Danone	4,324,888
29,300	Essilor International SA	2,068,620
68,100	JCDecaux SA*	1,568,424
27,099	L'Oreal SA	2,830,382
47,200	Pernod-Ricard SA	4,377,610
76,610	Schneider Electric SA	4,033,525
19,900	Unibail-Rodamco SE, REIT	3,577,451
		28,808,308
	Germany—6.8%
37,587	Allianz SE, Registered	3,595,499
78,971	Daimler AG, Registered	3,466,904
37,600	Linde AG	5,593,905
61,339	SAP AG	3,243,001
		15,899,309

Shares		Value (Note 1)
	Hong Kong—3.6%
264,000	Cheung Kong Holdings, Ltd.	$3,145,933
422,500	China Mobile, Ltd.	4,128,930
370,000	Hang Lung Properties, Ltd.	1,052,842
		8,327,705
	Ireland—1.2%
139,323	CRH Plc†	2,769,518
	Japan—8.3%
106,300	Canon, Inc.†	4,709,406
35,400	FANUC Corp.	5,417,851
1,000	Japan Tobacco, Inc.	4,703,131
78,400	Komatsu, Ltd.	1,832,423
81,500	Toyota Motor Corp.	2,715,961
		19,378,772
	Malaysia—2.8%
1,062,500	Genting Bhd	3,686,908
996,100	Sime Darby Bhd	2,890,890
		6,577,798
	Norway—1.4%
126,800	Statoil ASA	3,254,353
	Singapore—2.2%
302,000	DBS Group Holdings, Ltd.	2,682,271
204,000	United Overseas Bank, Ltd.	2,401,666
		5,083,937
	Spain—1.1%
144,200	Telefonica SA	2,498,055
	Sweden—6.6%
307,000	Atlas Copco AB	6,602,103
167,700	Investor AB	3,128,818
257,949	Sandvik AB	3,165,306
223,900	Volvo AB	2,449,803
		15,346,030
	Switzerland—14.1%
186,900	ABB, Ltd., Registered*	3,517,931
73,500	Cie Financiere Richemont SA	3,717,646
57,900	Holcim, Ltd., Registered*	3,097,493
94,300	Nestle SA, Registered	5,421,271
73,700	Novartis AG, Registered	4,213,446
34,000	Roche Holding AG	5,762,589
13,300	Syngenta AG, Registered*	3,893,857

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Shares		Value (Note 1)
	Switzerland (Continued)
270,155	UBS AG, Registered*	$3,215,515
		32,839,748
	Taiwan—1.1%
199,600	Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR	2,576,836
	United Kingdom—20.1%
106,017	Anglo American Plc	3,916,890
211,100	BG Group Plc	4,512,694
132,000	BHP Billiton Plc	3,848,800
159,090	British American Tobacco Plc	7,549,125

Shares		Value (Note 1)
	United Kingdom (Continued)
245,752	Diageo Plc	$5,367,947
141,321	Imperial Tobacco Group Plc	5,344,131
275,797	Rolls-Royce Holdings Plc*	3,197,355
18,979,692	Rolls-Royce Holdings Plc C Share Entitlement*	29,476
126,094	Royal Dutch Shell Plc	4,594,002
180,445	Standard Chartered Plc	3,948,456
298,113	Xstrata Plc	4,527,842
		46,836,718
	TOTAL FOREIGN COMMON STOCKS (Cost $255,526,428)	225,817,113

Par Amount		Yield	Maturity
	SHORT-TERM INVESTMENTS—6.2%
$5,275,336	State Street Bank and Trust Co. (Euro Time Deposit)	0.010%	01/03/2012	5,275,336
Shares
9,145,421	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	0.269%		9,145,421
	TOTAL SHORT-TERM INVESTMENTS (Cost $14,420,757)			14,420,757
	TOTAL INVESTMENTS AT MARKET VALUE—103.1% (Cost $269,947,185)			240,237,870
	Liabilities in Excess of Other Assets—(3.1)%			(7,284,651)
	NET ASSETS—100.0%			$232,953,219

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

SP ADR—Sponsored American Depositary Receipt

*  Non-income producing security

†  Denotes all or a portion of security on loan (Note 1).

††  Represents collateral received from securities lending transactions.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

At December 31, 2011, industry diversification of the M International Equity Fund's investments as a percentage of net assets was as follows:

Summary of Industry Classifications	Percentage of Net Assets
Oil, Gas and Consumable Fuels	8.5%
Machinery	8.4%
Commercial Banks	8.0%
Tobacco	7.5%
Pharmaceuticals	7.4%
Beverages	6.4%
Metals and Mining	6.3%
Food Products	4.2%
Chemicals	4.1%
Insurance	4.1%
Electrical Equipment	3.2%
Automobiles	2.6%
Construction Materials	2.5%
Hotels, Restaurants & Leisure	2.0%
Office Electronics	2.0%
Real Estate Management and Development	1.8%
Wireless Telecommunication Services	1.8%
Textiles, Apparel and Luxury Goods	1.6%
Real Estate Investment Trusts (REITs)	1.5%
Aerospace & Defense	1.4%
Capital Markets	1.4%
Software	1.4%
Diversified Financial Services	1.3%
Industrial Conglomerates	1.2%
Personal Products	1.2%
Diversified Telecommunication Services	1.1%
Semiconductors and Semiconductor Equipment	1.1%
Building Products	0.9%
Health Care Equipment and Supplies	0.9%
Media	0.7%
Paper and Forest Products	0.3%
Marine	0.1%
Short-Term Investments	6.2%
Total	103.1%

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2011

Shares		Value (Note 1)
	COMMON STOCKS—99.5%
	Air Freight and Logistics—3.1%
77,350	Expeditors International of Washington, Inc.	$3,168,256
	Beverages—2.6%
74,300	SABMiller Plc, SP ADR	2,604,215
	Biotechnology—6.0%
89,600	Celgene Corp.*	6,056,960
	Capital Markets—1.6%
16,400	Franklin Resources, Inc.†	1,575,384
	Chemicals—5.4%
40,500	Monsanto Co.	2,837,835
24,600	Praxair, Inc.	2,629,740
		5,467,575
	Communications Equipment—2.8%
26,900	F5 Networks, Inc.*	2,854,628
	Computers and Peripherals—10.2%
19,572	Apple, Inc.*	7,926,660
66,200	NetApp, Inc.*	2,401,074
		10,327,734
	Energy Equipment and Services—7.2%
64,333	Baker Hughes, Inc.	3,129,157
61,600	Schlumberger, Ltd.	4,207,896
		7,337,053
	Food Products—2.7%
47,300	Nestle SA, SP ADR	2,729,683
	Health Care Equipment and Supplies—2.5%
5,500	Intuitive Surgical, Inc.*	2,546,555
	Hotels, Restaurants & Leisure—7.8%
55,600	Las Vegas Sands Corp.*	2,375,788
65,487	Starbucks Corp.	3,013,057
42,300	Yum! Brands, Inc.	2,496,123
		7,884,968

Shares		Value (Note 1)
	Industrial Conglomerates—7.5%
46,200	3M Co.	$3,775,926
213,000	General Electric Co.	3,814,830
		7,590,756
	Internet and Catalog Retail—3.2%
6,965	Priceline.com, Inc.*	3,257,600
	Internet Software and Services—4.6%
3,600	Google, Inc., Class A*	2,325,240
116,500	Tencent Holdings, Ltd., ADR†	2,346,310
		4,671,550
	IT Services—9.9%
63,900	Cognizant Technology Solutions Corp., Class A*	4,109,409
57,750	Visa, Inc., Class A	5,863,357
		9,972,766
	Media—2.4%
59,200	Discovery Communications, Inc., Class A*	2,425,424
	Multiline Retail—3.8%
92,700	Dollar General Corp.*	3,813,678
	Pharmaceuticals—8.4%
42,200	Allergan, Inc.	3,702,628
46,500	Shire Plc, ADR	4,831,350
		8,533,978
	Software—0.7%
27,800	Rovi Corp.*	683,324
	Specialty Retail—1.0%
15,015	Tiffany & Co.	994,894
	Textiles, Apparel and Luxury Goods—2.2%
22,800	Nike, Inc., Class B	2,197,236
	Tobacco—3.9%
50,500	Philip Morris International, Inc.	3,963,240
	TOTAL COMMON STOCKS (Cost $88,972,768)	100,657,457

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Par Amount		Yield	Maturity	Value (Note 1)
	SHORT-TERM INVESTMENTS—2.7%
$1,069,229	State Street Bank and Trust Co. (Euro Time Deposit)	0.010%	01/03/2012	$1,069,229
Shares
1,597,155	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	0.269%		1,597,155
	TOTAL SHORT-TERM INVESTMENTS (Cost $2,666,384)			2,666,384
	TOTAL INVESTMENTS AT MARKET VALUE—102.2% (Cost $91,639,152)			103,323,841
	Liabilities in Excess of Other Assets—(2.2)%			(2,194,611)
	NET ASSETS—100.0%			$101,129,230

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

SP ADR—Sponsored American Depositary Receipt

*  Non-income producing security

†  Denotes all or a portion of security on loan (Note 1).

††  Represents collateral received from securities lending transactions.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

At December 31, 2011, industry sector diversification of the M Large Cap Growth Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications	Percentage of Net Assets
Information Technology	28.2%
Consumer Discretionary	20.4%
Health Care	16.9%
Industrials	10.6%
Consumer Staples	9.2%
Energy	7.2%
Materials	5.4%
Financials	1.6%
Short-Term Investments	2.7%
Total	102.2%

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS

December 31, 2011

Shares		Value (Note 1)
	COMMON STOCKS—100.3%
	Aerospace & Defense—0.6%
56,290	Orbital Sciences Corp.*	$817,894
5,500	Taser International, Inc.†,*	28,160
		846,054
	Air Freight and Logistics—1.5%
35,800	Hub Group, Inc., Class A*	1,160,994
67,200	UTi Worldwide, Inc.	893,088
		2,054,082
	Airlines—4.0%
9,900	Alaska Air Group, Inc.*	743,391
103,100	JetBlue Airways Corp.†,*	536,120
600	Spirit Airlines, Inc.†,*	9,360
215,800	United Continental Holdings Inc.†,*	4,072,146
		5,361,017
	Auto Components—1.2%
18,800	Autoliv, Inc.†	1,005,612
21,000	Gentex Corp.†	621,390
		1,627,002
	Biotechnology—0.6%
19,600	BioMarin Pharmaceutical, Inc.*	673,848
114,400	Nanosphere, Inc.*	168,168
		842,016
	Building Products—1.9%
45,100	Apogee Enterprises, Inc.	552,926
43,700	Lennox International, Inc.	1,474,875
20,600	Trex Co., Inc.*	471,946
		2,499,747
	Capital Markets—1.8%
57,100	Jefferies Group, Inc.†	785,125
32,800	Raymond James Financial, Inc.	1,015,488
21,000	Waddell & Reed Financial, Inc., Class A	520,170
		2,320,783
	Chemicals—2.4%
22,600	Albemarle Corp.	1,164,126
29,700	Cabot Corp.	954,558
12,900	FMC Corp.	1,109,916
		3,228,600

Shares		Value (Note 1)
	Commercial Banks—1.7%
344,400	CapitalSource, Inc.	$2,307,480
	Commercial Services & Supplies—2.6%
29,700	Clean Harbors, Inc.*	1,892,781
26,200	Republic Services, Inc.	721,810
17,820	Ritchie Bros. Auctioneers, Inc.†	393,466
21,900	Tetra Tech, Inc.*	472,821
		3,480,878
	Communications Equipment—1.9%
18,100	ADTRAN, Inc.†	545,896
24,890	Anaren, Inc.†,*	413,672
93,414	Arris Group, Inc.*	1,010,739
47,300	JDS Uniphase Corp.*	493,812
1,400	Riverbed Technology, Inc.*	32,900
		2,497,019
	Computers and Peripherals—2.2%
64,742	Avid Technology, Inc.†,*	552,249
17,950	Diebold, Inc.	539,757
19,700	Synaptics, Inc.*	593,955
39,300	Western Digital Corp.*	1,216,335
		2,902,296
	Construction and Engineering—3.0%
39,520	Chicago Bridge & Iron Co., NV	1,493,856
28,800	Foster Wheeler AG*	551,232
13,000	Jacobs Engineering Group, Inc.*	527,540
64,100	Quanta Services, Inc.*	1,380,714
		3,953,342
	Construction Materials—0.8%
38,800	Eagle Materials, Inc.	995,608
	Containers and Packaging—3.1%
102,900	Crown Holdings, Inc.*	3,455,382
27,100	Packaging Corp. of America	684,004
		4,139,386
	Distributors—0.4%
16,000	LKQ Corp.*	481,280
	Diversified Consumer Services—0.2%
8,700	Sotheby's†	248,211

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Shares		Value (Note 1)
	Diversified Financial Services—0.4%
14,000	Moody's Corp.†	$471,520
	Diversified Telecommunication Services—2.1%
92,700	Cogent Communications Group, Inc.†,*	1,565,703
137,600	Premiere Global Services, Inc.†,*	1,165,472
		2,731,175
	Electrical Equipment—2.6%
59,700	Belden, Inc.	1,986,816
10,900	Encore Wire Corp.†	282,310
12,900	Hubbell, Inc., Class B	862,494
6,800	Thomas & Betts Corp.*	371,280
		3,502,900
	Electronic Equipment, Instruments & Components—5.3%
74,000	Brightpoint, Inc.†,*	796,240
43,400	DTS, Inc.†,*	1,182,216
162,700	Flextronics International, Ltd.*	920,882
43,900	Jabil Circuit, Inc.	863,074
10,300	OSI Systems, Inc.*	502,434
74,200	Rogers Corp.†,*	2,735,012
		6,999,858
	Energy Equipment and Services—3.0%
10,100	Core Laboratories NV	1,150,895
24,000	Dril-Quip, Inc.*	1,579,680
66,000	McDermott International, Inc.*	759,660
14,260	Noble Corp.*	430,937
		3,921,172
	Food Products—0.5%
24,700	Smithfield Foods, Inc.*	599,716
	Health Care Equipment and Supplies—6.8%
12,900	CONMED Corp.†,*	331,143
45,400	Cooper Cos., Inc. (The)	3,201,608
161,700	Dexcom, Inc.†,*	1,505,427
132,200	Insulet Corp.†,*	2,489,326
9,800	MAKO Surgical Corp.†,*	247,058
107,460	Syneron Medical, Ltd.*	1,189,582
		8,964,144

Shares		Value (Note 1)
	Health Care Providers and Services—2.2%
24,400	Catalyst Health Solutions, Inc.*	$1,268,800
16,900	Mednax, Inc.*	1,216,969
23,100	VCA Antech, Inc.*	456,225
		2,941,994
	Hotels, Restaurants & Leisure—0.3%
22,100	WMS Industries, Inc.†,*	453,492
	Household Durables—0.7%
23,600	Harman International Industries, Inc.	897,744
	Industrial Conglomerates—0.4%
12,500	Carlisle Cos., Inc.	553,750
	Insurance—2.8%
12,700	Everest Re Group, Ltd.	1,067,943
22,300	HCC Insurance Holdings, Inc.	613,250
46,500	W. R. Berkley Corp.	1,599,135
12,800	Willis Group Holdings Plc	496,640
		3,776,968
	Internet Software and Services—2.9%
17,300	comScore, Inc.†,*	366,760
16,200	Constant Contact, Inc.†,*	376,002
23,100	DealerTrack Holdings, Inc.*	629,706
29,200	Digital River, Inc.†,*	438,584
11,800	IntraLinks Holdings, Inc.†,*	73,632
59,000	Monster Worldwide, Inc.†,*	467,870
97,640	QuinStreet, Inc.†,*	913,910
14,700	VeriSign, Inc.	525,084
		3,791,548
	IT Services—2.0%
64,100	Amdocs, Ltd.*	1,828,773
10,500	Global Payments, Inc.	497,490
7,400	Verifone Systems, Inc.†,*	262,848
		2,589,111
	Life Sciences Tools and Services—0.9%
19,200	Illumina, Inc.†,*	585,216
46,300	QIAGEN NV†,*	639,403
		1,224,619

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Shares		Value (Note 1)
	Machinery—4.4%
21,700	Kaydon Corp.†	$661,850
87,600	Meritor, Inc.*	466,032
25,500	Navistar International Corp.*	965,940
19,300	Pall Corp.	1,102,995
8,100	Pentair, Inc.†	269,649
212,300	Wabash National Corp.†,*	1,664,432
16,400	WABCO Holdings, Inc.*	711,760
		5,842,658
	Marine—0.5%
9,900	Kirby Corp.†,*	651,816
	Media—0.7%
113,300	Lions Gate Entertainment Corp.†,*	942,656
	Metals and Mining—1.2%
15,500	Agnico-Eagle Mines, Ltd.	562,960
15,600	Allegheny Technologies, Inc.	745,680
14,700	RTI International Metals, Inc.†,*	341,187
		1,649,827
	Multiline Retail—1.3%
20,360	Dollar Tree, Inc.*	1,692,120
	Oil, Gas and Consumable Fuels—8.3%
161,800	Abraxas Petroleum Corp.†,*	533,940
14,577	Alpha Natural Resources, Inc.*	297,808
19,400	Cabot Oil & Gas Corp.	1,472,460
45,700	Carrizo Oil & Gas, Inc.†,*	1,204,195
24,700	CONSOL Energy, Inc.	906,490
18,800	Continental Resources, Inc.†,*	1,254,148
30,900	Denbury Resources, Inc.*	466,590
28,400	InterOil Corp.†,*	1,452,092
75,200	Magnum Hunter Resources Corp.†,*	405,328
80,400	Rex Energy Corp.†,*	1,186,704
42,600	World Fuel Services Corp.†	1,788,348
		10,968,103
	Pharmaceuticals—0.7%
9,400	Perrigo Co.†	914,620
	Professional Services—0.3%
30,600	RPX Corp.*	387,090

Shares		Value (Note 1)
	Real Estate Investment Trusts (REITs)—0.5%
246,800	Chimera Investment Corp., REIT	$619,468
	Road and Rail—1.5%
14,200	Kansas City Southern*	965,742
21,800	Landstar System, Inc.	1,044,656
		2,010,398
	Semiconductors and Semiconductor Equipment—11.2%
30,900	Altera Corp.	1,146,390
12,400	Cabot Microelectronics Corp.*	585,900
33,700	Cymer, Inc.†,*	1,676,912
22,600	Cypress Semiconductor Corp.*	381,714
78,900	Fairchild Semiconductor International, Inc.*	949,956
117,220	Integrated Device Technology, Inc.*	640,021
40,500	International Rectifier Corp.*	786,510
49,800	Maxim Integrated Products, Inc.	1,296,792
84,700	MEMC Electronic Materials, Inc.*	333,718
41,100	Microsemi Corp.*	688,425
101,600	Monolithic Power Systems, Inc.*	1,531,112
74,100	ON Semiconductor Corp.*	572,052
36,700	PMC-Sierra, Inc.*	202,217
187,000	RF Micro Devices, Inc.†,*	1,009,800
14,400	Silicon Laboratories, Inc.†,*	625,248
60,670	Skyworks Solutions, Inc.*	984,067
77,100	TriQuint Semiconductor, Inc.*	375,477
44,700	Ultratech, Inc.†,*	1,098,279
		14,884,590
	Software—2.2%
7,900	Advent Software, Inc.†,*	192,444
67,734	Rovi Corp.*	1,664,902
118,900	TiVo, Inc.*	1,066,533
		2,923,879
	Specialty Retail—1.4%
136,840	Chico's FAS, Inc.	1,524,398
17,800	Rue21, Inc.†,*	384,480
		1,908,878
	Textiles, Apparel and Luxury Goods—0.4%
25,300	Hanesbrands, Inc.*	553,058

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Shares		Value (Note 1)
	Trading Companies and Distributors—1.0%
20,700	Watsco, Inc.†	$1,359,162
	Wireless Telecommunication Services—1.9%
86,100	MetroPCS Communications, Inc.*	747,348
25,800	NII Holdings, Inc.*	549,540
29,700	SBA Communications Corp.†,*	1,275,912
		2,572,800
	TOTAL COMMON STOCKS (Cost $108,882,923)	133,085,635

Par Amount		Yield	Maturity	Value (Note 1)
	SHORT-TERM INVESTMENTS—21.5%
$225,766	State Street Bank and Trust Co. (Euro Time Deposit)	0.010%	01/03/2012	$225,766
Shares
28,259,738	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	0.269%		28,259,738
	TOTAL SHORT-TERM INVESTMENTS (Cost $28,485,504)			28,485,504
	TOTAL INVESTMENTS AT MARKET VALUE—121.8% (Cost $137,368,427)			161,571,139
	Liabilities in Excess of Other Assets—(21.8)%			(28,890,699)
	NET ASSETS—100.0%			$132,680,440

Notes to the Schedule of Investments:

REIT—Real Estate Investment Trust

*  Non-income producing security

†  Denotes all or a portion of security on loan (Note 1).

††  Represents collateral received from securities lending transactions.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

At December 31, 2011, industry sector diversification of the M Capital Appreciation Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications	Percentage of Net Assets
Information Technology	27.7%
Industrials	24.3%
Energy	11.3%
Health Care	11.2%
Materials	7.5%
Financials	7.2%
Consumer Discretionary	6.6%
Telecommunication Services	4.0%
Consumer Staples	0.5%
Short-Term Investments	21.5%
Total	121.8%

The accompanying notes are an integral part of these financial statements.

M Business Opportunity Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2011

Shares		Value (Note 1)
	COMMON STOCKS—100.0%
	Aerospace & Defense—4.8%
21,820	General Dynamics Corp.	$1,449,066
10,130	Precision Castparts Corp.	1,669,323
		3,118,389
	Automobiles—0.9%
27,990	General Motors Co.*	567,357
	Beverages—3.0%
16,690	Coca-Cola Co. (The)	1,167,799
12,320	PepsiCo, Inc.	817,432
		1,985,231
	Biotechnology—2.2%
21,960	Amgen, Inc.	1,410,052
	Capital Markets—4.8%
9,640	Franklin Resources, Inc.†	926,018
50,370	Morgan Stanley	762,098
35,640	State Street Corp.	1,436,649
		3,124,765
	Chemicals—5.6%
44,910	EI Du Pont de Nemours & Co.	2,055,980
14,740	Praxair, Inc.	1,575,706
		3,631,686
	Commercial Banks—5.5%
17,770	CIT Group, Inc.*	619,640
63,300	U.S. Bancorp	1,712,265
45,630	Wells Fargo & Co.	1,257,563
		3,589,468
	Diversified Financial Services—4.2%
91,240	Bank of America Corp.	507,294
66,280	JPMorgan Chase & Co.	2,203,810
		2,711,104
	Energy Equipment and Services—1.8%
17,540	Schlumberger, Ltd.	1,198,157
	Food and Staples Retailing—1.2%
13,180	Wal-Mart Stores, Inc.	787,637

Shares		Value (Note 1)
	Health Care Equipment and Supplies—2.5%
19,110	Baxter International, Inc.	$945,563
9,090	Becton, Dickinson & Co.	679,205
		1,624,768
	Health Care Providers and Services—3.6%
14,740	Laboratory Corp. of America Holdings*	1,267,198
13,450	McKesson Corp.	1,047,889
		2,315,087
	Hotels, Restaurants & Leisure—2.9%
18,630	McDonald's Corp.	1,869,148
	Household Products—1.5%
13,370	Kimberly-Clark Corp.	983,497
	Industrial Conglomerates—7.3%
9,270	3M Co.	757,637
28,150	Danaher Corp.	1,324,176
59,760	General Electric Co.	1,070,302
34,280	Tyco International, Ltd.	1,601,219
		4,753,334
	Insurance—6.5%
36,900	AON Corp.	1,726,920
17,370	Chubb Corp.†	1,202,352
22,190	Travelers Cos., Inc. (The)	1,312,982
		4,242,254
	Internet Software and Services—1.6%
34,090	eBay, Inc.*	1,033,950
	IT Services—5.2%
12,520	International Business Machines Corp.	2,302,178
3,000	MasterCard, Inc., Class A	1,118,460
		3,420,638
	Life Sciences Tools and Services—2.1%
18,530	Agilent Technologies, Inc.*	647,253
16,550	Thermo Fisher Scientific, Inc.*	744,253
		1,391,506

The accompanying notes are an integral part of these financial statements.

M Business Opportunity Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Shares		Value (Note 1)
	Oil, Gas and Consumable Fuels—11.1%
23,760	BP Plc, SP ADR	$1,015,502
20,870	Chevron Corp.	2,220,568
20,590	CONSOL Energy, Inc.	755,653
20,720	Devon Energy Corp.	1,284,640
20,900	Occidental Petroleum Corp.	1,958,330
		7,234,693
	Paper and Forest Products—5.0%
109,550	International Paper Co.	3,242,680
	Pharmaceuticals—8.5%
25,990	Abbott Laboratories	1,461,418
84,770	Pfizer, Inc.	1,834,423
11,850	Shire Plc, ADR	1,231,215
25,910	Teva Pharmaceutical Industries, Ltd., SP ADR	1,045,727
		5,572,783

Shares		Value (Note 1)
	Road and Rail—2.2%
69,560	CSX Corp.	$1,464,934
	Software—3.4%
40,930	Microsoft Corp.	1,062,543
45,830	Oracle Corp.	1,175,539
		2,238,082
	Specialty Retail—2.6%
4,030	AutoZone, Inc.*	1,309,629
5,750	Tiffany & Co.	380,995
		1,690,624
	TOTAL COMMON STOCKS (Cost $57,068,315)	65,201,824

Par Amount		Yield	Maturity
	SHORT-TERM INVESTMENTS—2.5%
$45,460	State Street Bank & Trust Co. (Euro Time Deposit)	0.010%	01/03/2012	45,460
Shares
1,600,563	State Street Navigator Securities Lending Prime Protfolio (Money Market)††	0.269%		1,600,563
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,646,023)			1,646,023
	TOTAL INVESTMENTS AT MARKET VALUE—102.5% (Cost $58,714,338)			66,847,847
	Liabilities in Excess of Other Assets—(2.5)%			(1,659,742)
	NET ASSETS—100.0%			$65,188,105

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

SP ADR—Sponsored American Depositary Receipt

*  Non-income producing security

†  Denotes all or a portion of security on loan (Note 1).

††  Represents collateral received from securities lending transactions.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Business Opportunity Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

At December 31, 2011, industry sector diversification of the M Business Opportunity Value Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications	Percentage of Net Assets
Financials	21.0%
Health Care	18.9%
Industrials	14.3%
Energy	12.9%
Materials	10.6%
Information Technology	10.2%
Consumer Discretionary	6.4%
Consumer Staples	5.7%
Short-Term Investments	2.5%
Total	102.5%

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Business Opportunity Value Fund
Assets:
Investments, at value (Note 1)*/**—see accompanying Schedule of Investments	$240,237,870	$103,323,841	$161,571,139	$66,847,847
Receivable from:
Securities sold	—	—	62,121	—
Capital stock subscriptions	66,941	7,132	12,222	5,708
Dividends and interest	1,169,195	102,926	100,743	75,773
Unrealized appreciation on open forward foreign currency contracts	829,243	—	—	—
Prepaid expenses	38,599	16,151	21,773	10,234
Total assets	242,341,848	103,450,050	161,767,998	66,939,562
Liabilities:
Payable for:
Securities purchased	—	619,668	619,677	32,713
Capital stock redemptions	1,219	13,147	67,226	43,101
Investment Adviser, net (Note 2)	166,952	52,965	100,596	40,165
Payable upon return of securities loaned (Note 1)	9,145,421	1,597,155	28,259,738	1,600,563
M Financial Group-compliance expense (Note 2)	5,494	2,357	3,101	1,501
Accrued expenses and other liabilities	69,543	35,528	37,220	33,414
Total liabilities	9,388,629	2,320,820	29,087,558	1,751,457
Net assets	$232,953,219	$101,129,230	$132,680,440	$65,188,105
Net assets consist of:
Paid-in capital	$405,809,888	$107,565,851	$109,342,372	$74,789,778
Undistributed (distributions in excess of) net investment income	(425,958)	61,298	—	568,563
Accumulated net realized loss on investments	(143,548,569)	(18,182,608)	(864,644)	(18,303,745)
Net unrealized appreciation (depreciation) on investments and foreign currency	(28,882,142)	11,684,689	24,202,712	8,133,509
Net assets	$232,953,219	$101,129,230	$132,680,440	$65,188,105
Shares outstanding#	23,815,439	6,279,435	6,220,636	6,624,165
Net asset value, offering price and redemption price per share	$9.78	$16.10	$21.33	$9.84
* Cost of investments	$269,947,185	$91,639,152	$137,368,427	$58,714,338
** Includes securities on loan with market values of	$8,900,452	$1,562,175	$27,381,844	$1,558,363

  #  The number of authorized shares with a par value of $0.001 per share, for each of the M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Business Opportunity Value Fund is 100,000,000.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2011

	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Business Opportunity Value Fund
Investment income:
Interest	$726	$121	$506	$69
Securities lending income	153,534	14,961	116,344	7,914
Dividends*	9,484,398	940,182	1,010,849	1,195,949
Total investment income	9,638,658	955,264	1,127,699	1,203,932
Expenses:
Investment advisory fee (Note 2)	1,826,073	668,337	1,354,468	449,626
Custody, fund accounting, transfer agent and administration fees	475,191	121,721	177,317	113,616
Professional fees	47,840	33,611	35,222	28,703
Printing and shareholder reporting	60,895	19,872	22,727	17,870
Directors' fees and expenses	64,615	25,916	36,387	16,110
Compliance expenses (Note 2)	21,839	8,891	12,467	5,951
Other	40,813	15,618	21,792	11,220
Total expenses	2,537,266	893,966	1,660,380	643,096
Less: Expenses waived/reimbursed by the Adviser (Note 2)	(70,050)	—	—	(16,545)
Net operating expenses	2,467,216	893,966	1,660,380	626,551
Net investment income (loss)	7,171,442	61,298	(532,681)	577,381
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(87,780,727)	7,316,886	16,222,562	3,393,280
Foreign currency transactions	(93,269)	—	—	(108)
Net realized gain (loss)	(87,873,996)	7,316,886	16,222,562	3,393,172
Net change in unrealized appreciation (depreciation) on:
Investments	44,558,456	(8,376,627)	(26,273,100)	(6,817,870)
Foreign currency and net other assets	827,682	—	—	(50)
Net change in unrealized appreciation (depreciation)	45,386,138	(8,376,627)	(26,273,100)	(6,817,920)
Net realized and unrealized loss	(42,487,858)	(1,059,741)	(10,050,538)	(3,424,748)
Net decrease in net assets resulting from operations	$(35,316,416)	$(998,443)	$(10,583,219)	$(2,847,367)
* Net of foreign taxes withheld of:	$983,906	$11,240	$4,599	$1,505

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	M International Equity Fund		M Large Cap Growth Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$7,171,442	$8,841,484	$61,298	$(106,618)
Net realized gain (loss) on investments and foreign currency	(87,873,996)	(10,057,662)	7,316,886	6,096,505
Net change in unrealized appreciation (depreciation) on investments and foreign currency	45,386,138	12,992,645	(8,376,627)	14,837,362
Net increase (decrease) in net assets resulting from operations	(35,316,416)	11,776,467	(998,443)	20,827,249
Distributions to shareholders:
From net investment income	(8,050,030)	(9,339,453)	—	(374,573)
Total distributions to shareholders	(8,050,030)	(9,339,453)	—	(374,573)
Fund share transactions (Note 4):
Proceeds from shares sold	31,709,804	33,548,340	25,559,389	15,803,829
Net asset value of shares issued on reinvestment of distributions	8,050,030	9,339,453	—	374,573
Cost of shares repurchased	(58,763,946)	(61,990,401)	(34,076,210)	(26,139,794)
Net decrease in net assets resulting from Fund share transactions	(19,004,112)	(19,102,608)	(8,516,821)	(9,961,392)
Total change in net assets	(62,370,558)	(16,665,594)	(9,515,264)	10,491,284
Net assets:
Beginning of year	295,323,777	311,989,371	110,644,494	100,153,210
End of year*	$232,953,219	$295,323,777	$101,129,230	$110,644,494
* Including undistributed (distributions in excess of) net investment income) of:	$(425,958)	$(600,268)	$61,298	$—

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	M Capital Appreciation Fund		M Business Opportunity Value Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$(532,681)	$(123,865)	$577,381	$264,683
Net realized gain on investments and foreign currency	16,222,562	8,082,081	3,393,172	6,436,861
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(26,273,100)	25,499,390	(6,817,920)	(356,924)
Net increase (decrease) in net assets resulting from operations	(10,583,219)	33,457,606	(2,847,367)	6,344,620
Distributions to shareholders:
From net investment income	—	(288,520)	(265,301)	(562,619)
From net realized capital gains	(15,150,000)	—	—	—
Total distributions to shareholders	(15,150,000)	(288,520)	(265,301)	(562,619)
Fund share transactions (Note 4):
Proceeds from shares sold	36,585,108	28,448,425	9,173,540	15,516,649
Net asset value of shares issued on reinvestment of distributions	15,150,000	288,520	265,301	562,619
Cost of shares repurchased	(49,781,871)	(45,544,795)	(19,788,489)	(32,410,088)
Net increase (decrease) in net assets resulting from Fund share transactions	1,953,237	(16,807,850)	(10,349,648)	(16,330,820)
Total change in net assets	(23,779,982)	16,361,236	(13,462,316)	(10,548,819)
Net assets:
Beginning of year	156,460,422	140,099,186	78,650,421	89,199,240
End of year*	$132,680,440	$156,460,422	$65,188,105	$78,650,421
* Including undistributed net investment income of:	$—	$—	$568,563	$265,293

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M International Equity Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value, beginning of year	$11.72	$11.57	$9.44	$18.45	$20.15
Income from investment operations:
Net investment income	0.30 ‡	0.34 ‡	0.24 ‡	0.48 ‡	0.41 ‡
Net realized and unrealized gain (loss) on investments	(1.89)	0.19	2.15	(7.71)	1.21
Total from investment operations	(1.59)	0.53	2.39	(7.23)	1.62
Less distributions to shareholders:
From net investment income	(0.35)	(0.38)	(0.26)	(0.51)	(0.43)
From net realized capital gains	—	—	—	(1.27)	(2.89)
From return of capital	—	—	(0.00)†	—	—
Total distributions	(0.35)	(0.38)	(0.26)	(1.78)	(3.32)
Net asset value, end of year	$9.78	$11.72	$11.57	$9.44	$18.45
Total Return	(13.56)%	4.61%	25.28%	(39.84)%	8.01%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$232,953	$295,324	$311,989	$274,091	$549,661
Net expenses to average daily net assets	0.93%	0.91%	0.94%	0.91%	0.87%
Net investment income to average daily net assets	2.69%	3.02%	2.33%	3.17%	1.86%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	0.95%	0.92%	0.95%	N/A	N/A
Net investment income	2.67%	3.01%	2.32%	N/A	N/A
Portfolio turnover rate	103%?	11%	9%	25%	32%

‡  Calculation based on average shares outstanding.

†  Amount rounds to less than $0.005.

?  The increase in portfolio turnover rate during the period was primarily attributable to portfolio adjustments made in response to a change in the Fund's sub-adviser.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Large Cap Growth Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value, beginning of year	$16.23	$13.24	$9.70	$19.52	$17.22
Income from investment operations:
Net investment income (loss)	0.01 ‡	(0.01)‡	0.05 ‡	0.07 ‡	0.08 ‡
Net realized and unrealized gain (loss) on investments	(0.14)	3.05	3.56	(9.46)	3.75
Total from investment operations	(0.13)	3.04	3.61	(9.39)	3.83
Less distributions to shareholders:
From net investment income	—	(0.05)	(0.07)	(0.00)†	(0.07)
From net realized capital gains	—	—	—	(0.43)	(1.46)
Total distributions	—	(0.05)	(0.07)	(0.43)	(1.53)
Net asset value, end of year	$16.10	$16.23	$13.24	$9.70	$19.52
Total Return	(0.80)%	23.06%	37.40%	(48.97)%	22.43%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$101,129	$110,644	$100,153	$86,611	$173,139
Net expenses to average daily net assets	0.83%	0.83%	0.74%	0.70%	0.63%
Net investment income (loss) to average daily net assets	0.06%	(0.11)%	0.41%	0.43%	0.43%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	N/A	N/A	0.83%	N/A	N/A
Net investment income	N/A	N/A	0.32%	N/A	N/A
Portfolio turnover rate	78%	81%	171%	237%	137%

‡  Calculation based on average shares outstanding.

†  Amount rounds to less than $0.005.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Capital Appreciation Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value, beginning of year	$25.94	$20.47	$13.78	$24.74	$24.26
Income from investment operations:
Net investment income (loss)	(0.09)‡	(0.02)‡	0.05 ‡	0.01 ‡	(0.09)‡
Net realized and unrealized gain (loss) on investments	(1.77)	5.54	6.65	(10.33)	3.01
Total from investment operations	(1.86)	5.52	6.70	(10.32)	2.92
Less distributions to shareholders:
From net investment income	—	(0.05)	(0.01)	—	—
From net realized capital gains	(2.75)	—	—	(0.64)	(2.44)
Total distributions	(2.75)	(0.05)	(0.01)	(0.64)	(2.44)
Net asset value, end of year	$21.33	$25.94	$20.47	$13.78	$24.74
Total Return	(7.22)%	27.00%	48.61%	(42.03)%	11.96%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$132,680	$156,460	$140,099	$106,784	$188,400
Net expenses to average daily net assets	1.10%	1.10%	1.13%	1.09%	1.06%
Net investment income (loss) to average daily net assets	(0.35)%	(0.09)%	0.28%	0.07%	(0.33)%
Portfolio turnover rate	35%	22%	16%	28%	35%

‡  Calculation based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Business Opportunity Value Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value, beginning of year	$10.30	$9.50	$7.69	$12.11	$12.55
Income from investment operations:
Net investment income	0.08 ‡	0.03 ‡	0.06 ‡	0.09 ‡	0.10 ‡
Net realized and unrealized gain (loss) on investments	(0.50)	0.84	1.82	(4.16)	0.59
Total from investment operations	(0.42)	0.87	1.88	(4.07)	0.69
Less distributions to shareholders:
From net investment income	(0.04)	(0.07)	(0.07)	(0.01)	(0.08)
From net realized capital gains	—	—	—	(0.34)	(1.05)
Total distributions	(0.04)	(0.07)	(0.07)	(0.35)	(1.13)
Net asset value, end of year	$9.84	$10.30	$9.50	$7.69	$12.11
Total Return	(4.11)%	9.27%	24.58%	(34.48)%	5.44%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$65,188	$78,650	$89,199	$67,674	$79,905
Net expenses to average daily net assets	0.89%	0.88%	0.88%	0.88%	0.87%
Net investment income to average daily net assets	0.81%	0.34%	0.74%	0.81%	0.72%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	0.91%	0.90%	0.95%	N/A	N/A
Net investment income	0.79%	0.32%	0.67%	N/A	N/A
Portfolio turnover rate	35%	49%	58%	169%	149%

‡  Calculation based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

M Fund, Inc. (the "Company") was incorporated in Maryland on August 11, 1995 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of December 31, 2011, the Company consisted of four separate diversified investment portfolios: M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Business Opportunity Value Fund (each singularly a "Fund" or collectively the "Funds"), each of which is, in effect, a separate mutual fund.

The Company offers shares of the Funds to certain insurance company separate accounts, which serve as the underlying funding vehicles for certain variable annuity and variable life insurance policies. These annuities and insurance policies are offered by members of M Financial Holdings Incorporated ("M Financial Group") and are issued by certain life insurance companies. Shares of the Funds may also be sold to qualified pension and retirement plans.

M International Equity Fund seeks long-term capital appreciation with a strategy of normally investing at least 80% of its total assets in equity securities of issuers located in at least three countries other than the United States, with a focus on stocks with capitalizations of $1 billion or more. M Large Cap Growth Fund seeks long-term capital appreciation with a strategy of investing primarily in equity securities, including common and preferred stocks, with capitalizations of $5 billion or more. M Capital Appreciation Fund seeks maximum capital appreciation with a strategy of investing in common stocks of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500 Index. M Business Opportunity Value Fund seeks long-term capital appreciation with a strategy of investing primarily in equity securities of U.S. issuers in the large-capitalization segment of the U.S. stock market.

1.  Significant Accounting Policies

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation

Equity securities and other similar investments traded on a recognized U.S. securities exchange are valued at the last sale price on the exchange on which the securities are traded. If no sale occurs, equity securities and other similar investments traded on a U.S. exchange are valued at the most recent bid price. Equity securities and other similar investments traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price. If no sale occurs, equity securities and other similar investments traded on NASDAQ are valued at the most recent bid price. Equity securities and other similar investments traded on a non-U.S. exchange are generally valued according to the latest closing values on that exchange prior to the close of the New York Stock Exchange. However, if an event which may change the value of a security occurs after

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

the time that the closing value on the non-U.S. exchange was determined, the Board of Directors may decide to value the security based on fair value. The Board of Directors has approved the use of an independent fair value service for foreign securities, which may provide a fair value price on trading days when the S&P 500 Index moves more than 1%. The use of a fair value price may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund's NAV. Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation date or, if no sale occurs, at the most recent bid price. Debt securities of the Funds with a remaining maturity of sixty-one days or more will be valued on the basis of dealer-supplied quotations or by a pricing service approved by the Company's Board of Directors. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant accretion or amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Securities for which a pricing service supplies no quotations or quotations are not deemed to be representative of market value or for which there are no readily available market quotations are valued at fair value as determined in good faith by the Pricing Committee appointed by the Board of Directors.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is utilized to maximize the use of observable data inputs and minimize the use of unobservable data inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use to price the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use to price the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use to price the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments;

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3—significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments).

The valuation techniques used by the Funds to measure fair value during the year ended December 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of December 31, 2011, (i) all of the Funds' long-term investments were classified as Level 1, as represented on the Schedule of Investments; (ii) all of the M International Equity Fund's forward foreign currency contracts were classified as Level 1; and (iii) all of the Funds' short-term investments were classified as Level 2.

The Funds disclose significant transfers in and out of Level 1 and Level 2 of the fair value hierarchy, the reasons for the transfers, as well as, the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy. The Fund had no significant transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2011.

Securities Transactions, Investment Income and Expenses

Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Investment income is recorded net of foreign taxes withheld where the recovery of such taxes is uncertain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Most expenses of the Company can be directly attributed to a Fund. Expenses that cannot be directly attributed are apportioned among Funds by the Company based on average net assets of each Fund.

Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gains, if any, on an annual basis. Each Fund also distributes, at least annually, substantially all of the long-term capital gains in excess of available capital losses, if any, which it realizes for each taxable year. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund and timing differences, including the deferral of wash sales and the deferral of net realized capital losses recognized subsequent to October. Permanent differences relating to shareholder distributions will result in differing characterizations of distributions made by each Fund and reclassifications to paid-in capital.

Security Lending

The Funds participate in a securities lending program whereby each Fund may loan its portfolio securities in an amount up to 33 1/3% of its total assets. The Funds receive cash (U.S. currency) as collateral against the loaned securities. Such collateral is invested by the securities lending agent in a money market mutual fund that meets

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

certain quality and diversification requirements in accordance with Rule 2a-7 under the 1940 Act. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined each day at the close of business of the Funds and any change in the amount of collateral is delivered to or paid by the Fund the next day.

The collateral received is recorded on a lending Fund's statement of assets and liabilities, along with the related obligation to return the collateral. A Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. Should the borrower of the securities fail financially, there is a risk of delay in the recovery of the securities or loss of rights in the collateral. Any dividends or interest payable by the issuers of the loaned portfolio securities, during the time that the securities are on loan, are paid to the borrowers of those securities. Dividend or interest payments that are made to borrowers of the loaned securities are reimbursed by the borrowers to the Funds. Such reimbursement amounts do not comprise qualified dividend income under the United States Internal Revenue Code.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to the borrower through State Street Bank and Trust as the securities lending agent, is the source of the Fund's securities lending income, 65% of which is paid to the Fund, 35% of which is paid to the custodian as securities lending agent.

As of December 31, 2011, the value of the securities on loan and the value of the related collateral were as follows:

	Market Value of Loaned Securities	Market Value of Collateral
M International Equity Fund	$8,900,452	$9,145,421
M Large Cap Growth Fund	1,562,175	1,597,155
M Capital Appreciation Fund	27,381,844	28,259,738
M Business Opportunity Value Fund	1,558,363	1,600,563

Federal Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no provision for federal income or excise tax is necessary.

The Funds did not have any unrecognized tax benefits as of December 31, 2011, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2011, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, December 2009 through December 2011. No examination of any of the Funds' tax filings is currently in progress.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Advisory Fee and Other Transactions with Affiliates

The Company has entered into an investment advisory agreement (the "Advisory Agreement") with M Financial Investment Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of M Financial Group. The Advisory Agreement provides that the Funds will pay the Adviser a fee at an annual rate of the value of each Fund's average daily net assets as follows:

Fund	Total Advisory Fees
M International Equity Fund*	0.70% on the first $1 billion

0.65% on amounts above $1 billion

M Large Cap Growth Fund	0.65% of the first $50 million

0.60% of the next $50 million

0.55% on amounts above $100 million

M Capital Appreciation Fund	0.90%

M Business Opportunity Value Fund	0.65% of the first $50 million

0.60% of the next $50 million

0.55% of the next $100 million

0.50% on amounts above $200 million

*  Due to a change in M International Equity Fund's sub-adviser, effective at the close of business on June 17, 2011, the advisory fee of the Fund increased from 0.65% of the Fund's average daily net assets to 0.70% of the first $1 billion and 0.65% on amounts over $1 billion. For the period March 1, 2011 to June 17, 2011, the advisory fee of the M International Equity Fund was 0.65% of the Fund's average daily net assets. For the period January 1, 2011 to February 28, 2011, the advisory fee of the M International Equity Fund was 1.10% of the first $10 million, 0.95% of the next $10 million, 0.75% of the next $30 million and 0.65% on amounts above $50 million of the Fund's average daily net assets. For the period October 1, 2010 through February 28, 2011, the Adviser waived a portion of the advisory fee for the Fund so that the advisory fee payable by the Fund was 0.65% of the Fund's average daily net assets. For the period January 1, 2011 through February 28, 2011, the Adviser waived $25,890 of its advisory fee.

The Adviser has contractually agreed to reimburse each Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund's annualized average daily net assets. This agreement is effective May 1, 2011 through April 30, 2012. For the year ended December 31, 2011, the Adviser reimbursed $44,160 and $16,545 for the M International Equity Fund and M Business Opportunity Value Fund, respectively.

The Adviser has engaged Northern Cross, LLC, DSM Capital Partners LLC, Frontier Capital Management Company, LLC and Iridian Asset Management LLC to act as sub-advisers to provide day-to-day portfolio management for the M International Equity Fund, the M Large Cap Growth Fund, the M Capital Appreciation Fund and the M Business Opportunity Value Fund, respectively.

Effective June 17, 2011, Northern Cross, LLC replaced Brandes Investment Partners, L.P. as the sub-adviser to the M International Equity Fund.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Advisory Fee and Other Transactions with Affiliates (Continued)

As compensation for their services, each sub-adviser receives a fee based on the average daily net assets of the applicable Fund at the following annual rates:

Fund	Total Sub-Advisory Fees
M International Equity Fund*	0.55% on the first $1 billion

0.50% on the amounts above $1 billion

M Large Cap Growth Fund	0.50% on the first $50 million

0.45% on the next $50 million

0.40% on the amounts above $100 million

M Capital Appreciation Fund	0.75%

M Business Opportunity Value Fund	0.50% on the first $50 million

0.45% on the next $50 million

0.40% on the next $100 million

0.35% on the amounts above $200 million

*  Due to a change in the M International Equity Fund's sub-adviser, effective at the close of business on June 17, 2011, the sub-advisory fee of the Fund increased from 0.50% of the Fund's average daily net assets to 0.55% of the first $1 billion and 0.50% on amounts over $1 billion. For the period March 1, 2011 to June 17, 2011, the sub-advisory fee of the M International Equity Fund was 0.50% of the Fund's average daily net assets. For the period January 1, 2011 to February 28, 2011, the sub-advisory fee of the M International Equity Fund was 0.95% of the first $10 million, 0.80% of the next $10 million, 0.60% of the next $30 million and 0.50% on amounts above $50 million of the Fund's average daily net assets. For the period October 1, 2010 through February 28, 2011, the Sub-Adviser waived a portion of the sub-advisory fee for the Fund so that the sub-advisory fee payable by the advisor was 0.50% of the Fund's average daily net assets.

The sub-advisory fees are paid by the Adviser out of the investment advisory fees disclosed above.

M Holdings Securities, Inc. acts as distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are due the Distributor for its services.

The Company pays no compensation to its officers, other than the Chief Compliance Officer ("CCO"). The Company pays each interested Director $1,500 per meeting attended. The Company pays each non-interested Director $20,000 per annum plus $1,500 per meeting attended with an additional $1,500 per audit committee meeting attended. The Chairman and Audit Committee Chair receive an additional $10,000 annually. CCO compensation is paid to M Financial Group pursuant to an employee leasing agreement between the Company and M Financial Group and is included under compliance expenses on the Funds' Statements of Operations.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

3.  Purchases and Sales of Securities

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2011, were as follows:

	Non-U.S. Government Securities
	Purchases	Sales
M International Equity Fund	$271,462,055	$293,633,728
M Large Cap Growth Fund	84,039,345	91,471,746
M Capital Appreciation Fund	51,430,685	57,148,988
M Business Opportunity Value Fund	25,001,201	32,110,560

4.  Common Stock

Changes in the capital shares outstanding were as follows:

	M International Equity Fund		M Large Cap Growth Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Shares sold	2,842,703	2,953,735	1,578,566	1,105,873
Shares repurchased	(5,049,215)	(5,519,143)	(2,116,192)	(1,879,171)
Distributions reinvested	824,580	795,524	—	28,615
Net decrease	(1,381,932)	(1,769,884)	(537,626)	(744,683)
Fund shares:
Beginning of year	25,197,371	26,967,255	6,817,061	7,561,744
End of year	23,815,439	25,197,371	6,279,435	6,817,061
	M Capital Appreciation Fund		M Business Opportunity Value Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Shares sold	1,436,186	1,330,672	902,736	1,659,219
Shares repurchased	(1,954,168)	(2,157,310)	(1,941,128)	(3,479,766)
Distributions reinvested	707,283	14,255	25,732	64,153
Net increase (decrease)	189,301	(812,383)	(1,012,660)	(1,756,394)
Fund shares:
Beginning of year	6,031,335	6,843,718	7,636,825	9,393,219
End of year	6,220,636	6,031,335	6,624,165	7,636,825

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

5.  Financial Instruments

M International Equity Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to market risks, such as forward foreign currency exchange rates. These financial instruments are limited to forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investments the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered.

Foreign Investments and Foreign Currency

Each of the Funds may invest in securities of companies that are organized under the laws of a foreign country and (i) are unlisted or listed primarily on a non-U.S. exchange; or (ii) are listed on a U.S. exchange or over-the-counter as a sponsored or unsponsored American Depository Receipt ("foreign issuers"). M International Equity Fund may also invest in non-U.S. dollar denominated securities and securities of foreign issuers represented by European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs"). The value of all assets and liabilities expressed in foreign currencies are translated into U.S. dollars at the exchange rates captured as of twelve noon Eastern Time each business day other than market holidays or early closures. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions. Net realized foreign currency gains and losses result from changes in exchange rates, including foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gains and losses on investment transactions. M International Equity Fund does not isolate that portion of the results for changes in foreign currency exchange rates from the fluctuations arising from changes in market prices of securities held at year end.

Investments in non-U.S. dollar denominated securities or in the securities of foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange, and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures for such securities may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Funds,

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

5.  Financial Instruments (Continued)

or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Funds may be exposed to currency exposure independent of their securities positions, the value of the assets of the Funds invested in foreign issuers as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. To the extent that a Fund's assets consist of investments denominated in a particular currency, the Fund's exposure to adverse developments affecting the value of such currency will increase.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Forward Foreign Currency Contracts

M International Equity Fund may enter into forward foreign currency exchange contracts for hedging purposes in an attempt to protect against anticipated changes in future foreign currency exchange rates in connection with settling trades. M Large Cap Growth Fund, M Capital Appreciation Fund and M Business Opportunity Value Fund cannot invest in these types of transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The market in forward foreign currency exchange contracts offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. At the maturity of a forward contract M International Equity Fund may either (i) accept or make delivery of the currency specified in the contract or (ii) at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by M International Equity Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at settlement date.

While M International Equity Fund may benefit from forward foreign currency contracts, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between M International Equity Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

5.  Financial Instruments (Continued)

correlation may cause the Fund to sustain losses which will prevent it from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive M International Equity Fund of unrealized profits, transaction costs or expected benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. M International Equity Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Sub-Adviser.

At December 31, 2011, M International Equity Fund held the following forward foreign currency contracts:

	Counterparty	Contract Amount Sold		Contract Amount Purchased		Unrealized Appreciation (Depreciation)
Foreign Currency Sale Contracts:
Swiss Franc vs. U.S. Dollar, expiring 8/13/2012	State Street Bank & Trust	CHF	180,000	USD	250,976	USD	58,204
Swiss Franc vs. U.S. Dollar, expiring 8/16/2012	State Street Bank & Trust	CHF	1,105,000	USD	1,431,904	USD	248,385
Swiss Franc vs. U.S. Dollar, expiring 8/17/2012	State Street Bank & Trust	CHF	1,120,000	USD	1,438,958	USD	239,334
Swiss Franc vs. U.S. Dollar, expiring 8/20/2012	State Street Bank & Trust	CHF	1,140,000	USD	1,447,710	USD	226,546
Swiss Franc vs. U.S. Dollar, expiring 9/6/2012	State Street Bank & Trust	CHF	284,0000	USD	361,162	USD	56,774
Net unrealized appreciation (depreciation) on foreign currency forward contracts						USD	829,243

Quantitative Disclosure of Derivative Holdings

The following tables show additional disclosures about M International Equity Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions and performance. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of December 31, 2011:

Asset Derivatives

	Statements of Assets and Liabilities	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized appreciation on open forward foreign currency contracts	$829,243	$829,243
Total Fair Value		$829,243	$829,243

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

5.  Financial Instruments (Continued)

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2011 is as follows:

Change in Unrealized Appreciation (Depreciation)

	Statements of Operations	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency and net other assets	$829,243	$829,243
Total Change in Unrealized Appreciation (Depreciation)		$829,243	$829,243

Number of Contracts, Notional Amount or Share/Units(1)

	Foreign Exchange Contracts Risk	Total
Forward Contracts Short(2)	$(2,024,366)	$(2,024,366)

(1)  Amount disclosed represents the average held during the year ended December 31, 2011.

(2)  Amount(s) represent(s) notional amount.

6.  Investments in Foreign Markets

As of December 31, 2011, a portion of M International Equity Fund's net assets consisted of securities denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Foreign securities may be subject to greater price volatility, limited and less reliable investor information for certain local tax law considerations, limited regulations of foreign securities markets, and higher rates of inflation than securities of companies based in the United States.

7.  Beneficial Interest

Shares of the Funds are owned by insurance companies as depositors of separate accounts that are used primarily to fund variable annuity contracts and variable life insurance contracts. As of December 31, 2011, John Hancock Variable Life Insurance Co., Pacific Life Insurance Co., Pruco Life Insurance Co. of Arizona, ING-Security Life of Denver, Lincoln National Life Insurance Co., New York Life Insurance Co., Nationwide Financial Services, Inc. and Sun Life Insurance Co. through their separate accounts, the separate accounts of their subsidiaries, as well as M Financial Holdings Incorporated through direct ownership of seed money and general investment shares, owned all shares of the Funds. John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of certain Funds in which their separate accounts hold more than 25% of the shares of such Funds.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

7.  Beneficial Interest (Continued)

As of December 31, 2011 the ownership of each Fund was as follows:

	Percentage of Ownership
	M Financial Holdings, Inc.	John Hancock Variable Life Insurance Co.	Pacific Life Insurance Co.	Pruco Life Insurance Co. of Arizona	ING-Security Life of Denver
M International Equity Fund	0.7%	40.9%	35.3%	14.8%	5.1%
M Large Cap Growth Fund	2.3%	48.9%	41.5%	1.5%	1.6%
M Capital Appreciation Fund	1.0%	44.5%	44.2%	1.8%	4.2%
M Business Opportunity Value Fund	2.8%	34.5%	50.8%	2.9%	3.4%

	Percentage of Ownership
	Lincoln National Life Insurance Co.	New York Life Insurance Co.		Nationwide Financial Services, Inc.	Sun Life Insurance Co.
M International Equity Fund	1.9%	0.0	%(1)	0.3%	1.0%
M Large Cap Growth Fund	2.7%	—%		0.3%	1.2%
M Capital Appreciation Fund	2.3%	0.0	%(1)	0.5%	1.5%
M Business Opportunity Value Fund	3.4%	—%		0.4%	1.8%

(1)  Amount rounds to less than 0.05%.

8.  Tax Information

At December 31, 2011, aggregated gross unrealized appreciation for investment securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for investment securities in which there is an excess of tax cost over value were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ Depreciation
M International Equity Fund	$269,947,185	$5,819,295	$(35,528,610)	$(29,709,315)
M Large Cap Growth Fund	91,880,006	15,328,125	(3,884,290)	11,443,835
M Capital Appreciation Fund	139,018,633	32,446,864	(9,894,358)	22,552,506
M Business Opportunity Value Fund	60,191,641	9,481,287	(2,825,081)	6,656,206

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

8.  Tax Information (Continued)

The tax character of distributions paid during 2011 and 2010 were as follows:

	Year Ended December 31, 2011 Amount	Year Ended December 31, 2010 Amount
M International Equity Fund
Distributions paid from:
Ordinary Income	$8,050,030	$9,339,453
M Large Cap Growth Fund
Distributions paid from:
Ordinary Income	$—	$374,573
M Capital Appreciation Fund
Distributions paid from:
Ordinary Income	$125,698	$288,520
Long-Term Capital Gain	15,024,302	—
Total Distributions	$15,150,000	$288,520
M Business Opportunity Value Fund
Distributions paid from:
Ordinary Income	$265,301	$562,619

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforwards	Deferred Post October Losses	Unrealized Appreciation/ Depreciation	Total Distributable Earnings
M International Equity Fund	$403,285	$—	$(142,672,314)	$(876,255)	$(29,711,385)	$(172,856,669)
M Large Cap Growth Fund	61,298	—	(17,941,754)	—	11,443,835	(6,436,621)
M Capital Appreciation Fund	22,442	763,120	—	—	22,552,506	23,338,068
M Business Opportunity Value Fund	568,563	—	(16,499,003)	(327,439)	6,656,206	(9,601,673)

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

8.  Tax Information (Continued)

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expirations dates, whichever occurs first. At December 31, 2011, M International Equity Fund had available, for federal tax purposes, unused capital losses of $43,583,941 and $10,383,578, expiring on December 31, 2017 and 2018, respectively. In addition, M International Equity Fund had $88,704,795 unused long-term capital losses permitted to be carried for an unlimited period. M Large Cap Growth Fund had available, for federal tax purposes, unused capital losses of $10,851,327 and $7,090,427, expiring on December 31, 2016 and 2017, respectively. M Business Opportunity Value Fund had available, for federal tax purposes, unused capital losses of $7,138,225 and $9,360,778, expiring on December 31, 2016 and 2017, respectively.

The following Fund(s) utilized capital loss carryforwards during the year ended December 31, 2011:

Capital Losses
M International Equity Fund	$—
M Large Cap Growth Fund	7,118,800
M Capital Appreciation Fund	368,427
M Business Opportunity Value Fund	3,413,275

The following Fund(s) elected to defer to January 1, 2012, post-October capital losses:

Capital Losses
M International Equity Fund	$(876,255)
M Large Cap Growth Fund	—
M Capital Appreciation Fund	—
M Business Opportunity Value Fund	(327,439)

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

During the year ended December 31, 2011, the Funds reclassified for book purposes, amounts arising from permanent book/tax difference primarily relating to realized foreign currency gains and losses, return of capital distributions from non-REIT securities, capital gain distributions from REITs, passive foreign investment company gains and losses, prior year security lending adjustments, prior year net operating loss and post financial partnership basis adjustment.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

8.  Tax Information (Continued)

Permanent differences incurred during the year ended December 31, 2011, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share:

	Undistributed Net Investment Income (Loss)	Undistributed (Accumulated) Net Realized Gain (Loss)	Paid-in Capital
M International Equity Fund	$1,052,898	$(1,052,898)	$—
M Large Cap Growth Fund	—	—	—
M Capital Appreciation Fund	532,681	(490,866)	(41,815)
M Business Opportunity Value Fund	(8,810)	8,811	(1)

9.  Disclosure of Certain Commitments and Contingencies

In the normal course of business, the Company may enter into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The maximum exposure to the Company under these arrangements is unknown, as it involves future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company believes that the current risk of loss is remote.

10.  Recently Issued Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Funds are currently evaluating the impact, if any, of applying this provision.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of M Fund, Inc.
and the Shareholders of the
M International Equity Fund,
M Large Cap Growth Fund,
M Capital Appreciation Fund and
M Business Opportunity Value Fund

We have audited the accompanying statements of assets and liabilities of the M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Business Opportunity Value Fund , each a series of shares of M Fund, Inc., including the schedules of investments, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2007 were audited by other auditors, whose report dated February 22, 2008 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Business Opportunity Value Fund as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
Philadelphia, Pennsylvania
February 16, 2012

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited)

Directors' and Officers' Tables

Interested Directors:

Name, Address and Date of Birth	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Peter W. Mullin(1) 1125 NW Couch St. Suite 900 Portland, OR 97209 (Born: 1/14/41)	Director	Indefinite Sixteen Years	Chairman Emeritus, MullinTBG, Inc. (insurance agency)	4	Avery Dennison, Mrs. Fields Original Cookies, Inc.

Lawton M. Nease(1) Nease Lagana Eden & Culley, Inc. 1125 NW Couch St. Suite 900 Portland, OR 97209 (Born: 11/2/43)	Director	Indefinite Two Years	President, Nease, Lagana Eden & Culley (life insurance advisory firm)	4	NLEC, McCamish Systems.

  There is no family relationship between any of the Directors or Officers of the Company.

(1)  Mr. Mullin and Mr. Nease are deemed to be Interested persons as defined by the 40 Act, because they own 22.1% and 2.1%, respectively, of M Financial Group, which controls the Adviser. Mr. Nease is also deemed to be an Interested person because he is a Director of the Adviser.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Directors' and Officers' Tables (Continued)

Independent Directors:

Name, Address and Date of Birth	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Gerald Bidwell Bidwell Capital LLC 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 6/6/42)	Director and Chairman of the Board	Indefinite Sixteen Years	Retired. Through 2003, President and Chief Executive Officer, Bidwell & Co. (discount brokerage firm).	4	N/A

Allan S. Bufferd 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 8/10/37)	Director and Audit Committee Chairman	Indefinite Six Years	Retired. Through 2006, Treasurer of The Massachusetts Institute of Technology. 2005-2006 President of Massachusetts Institute of Technology Investment Management Company.	4	Och-Ziff Capital Management Group; City of London Investment Management Company, Ltd.

Neil E. Goldschmidt 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 6/16/40)	Director	Indefinite Sixteen Years	Retired. Through 2005, President, Neil Goldschmidt, Inc. (law firm).	4	N/A

Bruce W. Madding 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 7/02/51)	Director	Indefinite Four Years	CEO and CIO, C.M. Capital Corp from February 2011 to present; President, C.M. Capital Corp from July 2010 to February 2011; Senior Vice President, Chief Financial Officer and Chief Investment Officer for the Henry J. Kaiser Family Foundation from 1988 to June 2010.	4	N/A

  There is no family relationship between any of the Directors or Officers of the Company.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Directors' and Officers' Tables (Continued)

Principal Officers who are not Directors:

Name, Address and Date of Birth	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years
Shannon Hartwell 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 7/19/70)	Chief Compliance Officer	One Year Six Years	Chief Compliance Officer of M Financial Asset Management, Inc., 2011-present; Chief Compliance Officer, M Financial Investment Advisers, Inc., 2006-present.

JoNell Hermanson 1125 NW Couch Street, Suite 900 Portland, OR 97209 (Born: 7/25/59)	President	One Year Five Years*	President, M Financial Investment Advisers, Inc., February 2010-present; President of M Financial Wealth Partners, Inc., and M Financial Assets Management, Inc. 2008-present; Vice President of M Financial Group, Inc., 2004-present.

David Lees 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 2/1/65)	Secretary and Treasurer	One Year Five Years	Accounting Director, M Financial Group; Secretary and Treasurer, M Financial Investment Advisers, Inc.

  There is no family relationship between any of the Directors or Officers of the Company.

*  Includes Ms. Hermanson's previous service as Chief Compliance Officer of the Company from 2005-2006 and her service as Vice President from 2009-2010.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Quarterly Form N-Q Portfolio Schedule

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Company's Form N-Q will be available on the Company's website at www.mfin.com and on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Company's proxy voting policies and procedures and the Company's proxy voting record for the most recent twelve-month period ending June 30 are available (1) without charge, upon request, by calling the Company toll-free at 1-888-736-2878; and (2) on Form N-PX on the SEC's website at www.sec.gov.

Tax Disclosures

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2011 qualified for the dividends received deduction as follows.

Fund	Dividend Received Deduction
M Capital Appreciation Fund	100%
M Business Opportunity Value Fund	100%

Pursuant to Internal Revenue Section 852(b), M Capital Appreciation Fund paid $15,024,302, which have been designated as capital gains distributions for the fiscal year ended December 31, 2011.

M International Equity Fund

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign securities. Accordingly, the Fund made the following designations regarding its fiscal year ended December 31, 2011:

•  the total amount of foreign taxes withheld was $955,806

•  the total amount of income sourced from foreign countries was $10,468,304

M Fund, Inc.

HYPOTHETICAL EXPENSE EXAMPLE (Unaudited)

As an indirect shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only. As an indirect shareholder of a Fund, you do not incur any transactional costs, such as sales charges (loads), redemption fees or exchange fees. However, you do incur such transactional costs, as well as other fees and charges as an owner of a variable annuity contract or variable life insurance policy. If these transactional and other insurance company fees and charges were included, your costs would have been higher. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different variable annuities or variable life insurance policies.

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During Period* (July 1, 2011 to December 31, 2011)
M International Equity Fund
Actual	$1,000.00	$828.00	0.95%	$4.38
Hypothetical (5% return before expenses)	1,000.00	1,020.40	0.95%	4.84
M Large Cap Growth Fund
Actual	1,000.00	950.40	0.82%	$4.03
Hypothetical (5% return before expenses)	1,000.00	1,021.10	0.82%	4.18
M Capital Appreciation Fund
Actual	1,000.00	872.90	1.10%	$5.19
Hypothetical (5% return before expenses)	1,000.00	1,019.70	1.10%	5.60

M Fund, Inc.

HYPOTHETICAL EXPENSE EXAMPLE (Unaudited) (Continued)

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During Period* (July 1, 2011 to December 31, 2011)
M Business Opportunity Value Fund
Actual	$1,000.00	$927.40	0.89%	$4.32
Hypothetical (5% return before expenses)	1,000.00	1,020.70	0.89%	4.53

*  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

Item 2. Code of Ethics.

As of December 31, 2011, the Registrant has adopted a code of ethics that applies to the Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial and Accounting Officer. For the year ended December 31, 2011, there were no amendments to a provision of its code of ethics, nor were there any waivers (including implicit waivers) granted from a provision of the code of ethics. A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has two audit committee financial experts serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Alan Bufferd and Bruce Madding, who are “independent” as defined in Item 3 of Form N-CSR. Mr. Bufferd serves as the Chairman of the Registrant’s audit committee.

Item 4. Principal Accountant Fees and Services.

BBD, LLP served as the principal accountant for the Registrant for the fiscal years ended December 31, 2010 and December 31, 2011.

(a)                                  AUDIT FEES: The aggregate fees billed for professional services rendered by its principal accountant, BBD, LLP for the audit of the Registrant’s annual financial statements for the fiscal years ended December 31, 2010 and December 31, 2011 were $78,500 and $78,500, respectively.

(b)                                 AUDIT RELATED FEES: No such fees were billed to the Registrant by BBD, LLP for the fiscal years ended December 31, 2010 and December 31, 2011.

(c)                                  TAX FEES: The aggregate fees billed for professional services rendered by BBD, LLP for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2010 and December 31, 2011 were $10,500 and $10,500, respectively. Such services included the review of the Fund’s tax and excise returns.

(d)                                 ALL OTHER FEES:  No such fees were billed to the Registrant by BBD, LLP for the fiscal years ended December 31, 2010 and December 31, 2011.

(e)                                  (1)The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

(d) Not applicable

(f)                                    Not applicable.

(g)                                 The aggregate fees billed by the Registrant’s principal accountant, BBD, LLP, for non-audit services rendered to the Registrant, the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2010 and December 31, 2011 were $10,500 and $10,500, respectively.

(h)                                 Not applicable.

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Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)          A schedule of investments is contained in the Registrant’s annual report, which is attached to this report in response to Item 1.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30-3(c))) (the “1940 Act”) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (the “1934 Act”) as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics as described in Item 2 is attached hereto as Exhibit 12(a)(1).

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 12(a)(2).

(a)(3)  Not applicable to this filing.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a — 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 12(b).

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

M Fund, Inc.

By:	/s/ JoNell Hermanson
JoNell Hermanson President/Principal Executive Officer

Date: February 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JoNell Hermanson
JoNell Hermanson President/Principal Executive Officer

Date: February 29, 2012

By:	/s/ David Lees
David Lees
Treasurer/Principal Financial and Accounting Officer
Date: February 29, 2012

4